Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 of FMSA Holdings Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Christopher L. Nagel, Chief Financial Officer and Executive Vice President of Finance of the Company, certify, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 14, 2015

By:	/s/ Christopher L. Nagel

Christopher L. Nagel
Chief Financial Officer and Executive Vice President of Finance (Principal Financial Officer)